FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES



                Investment Company Act file number: 811-3627


                        Greenspring Fund, Incorporated
              (Exact Name of Registrant as Specified in Charter)

                        2330 West Joppa Road, Suite 110
                        Lutherville, Maryland 21093-4641
              (Address of Principal Executive Offices)(Zip Code)

    Registrant's Telephone Number, including Area Code: (410)823-5353

                       Mr. Charles vK. Carlson, President
                        2330 West Joppa Road, Suite 110
                        Lutherville, Maryland 21093-4641
                     (Name and address of Agent for Service)

                   Date of fiscal year end: December 31, 2003

                    Date of reporting period: June 30, 2003















































                           Greenspring Fund,
                             Incorporated


                                (LOGO)


                          SEMI-ANNUAL REPORT

                             JUNE 30, 2003


              This report is authorized for distribution
               only to shareholders who have received a
                copy of the official Prospectus of the
                    Greenspring Fund, Incorporated.
































                           Greenspring Fund




                                           July 2003




Dear Fellow Shareholders:

     The Greenspring Fund posted a strong return of 11.0% during the second quarter of 2003. Building on the gain achieved in the first quarter, the Greenspring Fund's net asset value has risen 13.6% during the first half of the year. Overall, the stock markets rose sharply during the second quarter, finishing with the best results since the fourth quarter of 2001. This rally came on the heels of a general decline in the stock market during the first quarter. After the woes suffered during the last three years by many investors, especially those following a growth stock investment philosophy, the recent strong performance has come as a welcome relief to many.

     The stock market "climbed a wall of worry" during the quarter, as early in the quarter investors were concerned with the impending war in Iraq, continuing terrorism worries, and fears of a double-dip recession. By the end of the quarter, market psychology had changed dramatically, as the war in Iraq seemed to have accomplished many of its military objectives, terrorism fears appeared more remote, and expectations for the economy had improved. Importantly, the Federal Reserve provided a spark to the tinder box by making it very clear that it intended to continue its very accommodating monetary policy, most visibly indicated by the highly anticipated reduction of the Federal Funds rate in June. Furthermore, the tax cut that made its way through Congress surprisingly quickly contained several provisions reducing the rate of taxation on dividends and capital gains. These changes made equities a more attractive investment from a tax perspective. Many investors grew optimistic that these factors would boost the economy in the latter half of the year and they decided to increase their exposure to stocks. Many others were driven to the stock market because alternative investments, such as lower-and-lower yielding bonds, money market funds, and CDs, became less appealing.

     Investors' hopes have also been buoyed by earnings reports that have generally been in line with analysts' expectations, a significant departure from the previous several years. It should be noted, however, that management teams and analysts had lowered their forecasts so much during the last several months that companies were more likely to meet these modest earnings targets. Unfortunately for the overall economy,
                                    1


















corporate earnings met expectations in large part because corporations reduced costs, laid-off workers, and lowered overhead and administrative expenses, not because they experienced strong top-line growth. Given the fierce competitive environment in the U.S. industrial sector, companies have had difficulties raising product prices, leaving Corporate America intently focused on reducing expenses and shifting production to lower-cost overseas locations. While an individual company's bottom line may benefit from these efforts, the economy as a whole suffers. This is quite apparent to us when we talk to management teams and listen to company-sponsored conference calls. We rarely hear managements talk about any strong pickup in sales, but often hear of difficult or uncertain business conditions. As David Rosenberg, Merrill Lynch's North American economist, noted, "This is the third round of Bush tax cuts, the 13th round of Fed rate relief and about the sixth mortgage refinancing wave so far this cycle, and what do we have to show for it except an economy struggling at a 1% to 2% pace."

     Crosscurrents continue to buffet the economy. Forces that indicate strength in the economy include the generally healthy state of consumer spending. Partially aided by mortgage refinancing and the lure of "0% financing," "buy now and no payments for 12 months" and large rebates, the consumer continues to have plenty of incentive to keep spending, thus doing his/her part to keep the economy moving forward.
The recent tax cut should further boost consumer confidence and put more money in consumers' pockets, much of which will be spent. At the same time, the Federal Reserve has been continuing its attempts to stimulate the economy in an effort to stave off the threat of deflation. The reduction in the Federal Funds rate in June marked the 13th time since early 2001 that the Federal Reserve has cut short-term interest rates.

     Corporations have also benefited from the decrease in interest rates and have refinanced a substantial amount of debt at very attractive rates, as the capital markets have become extremely accommodating. So far, much of this corporate debt refinancing has been undertaken to address balance sheet concerns, or to stretch out the maturity of debt obligations. It remains to be seen if the resulting reduction in interest expense and less challenging near-term debt amortization requirements will help spur Corporate America into investing and making incremental capital expenditures. Refinancing debt significantly aids corporations on an individual basis, but until companies begin to use the new financial flexibility to step up their capital expenditures in order to meet perceived strong increases in demand, the economy will continue to languish. Although corporate inventories have fallen to healthier levels, manufacturing capacity remains ample, due in part to massive overbuilding in certain sectors of the economy during the late-1990's, as well as the tremendous amount of new manufacturing capacity built in low cost countries such as China, India, and Mexico. Domestic manufacturing capacity utilization stands at 72%, meaning that only major technological advances or competitive pressures from industry peers will cause
Corporate America to invest significantly in additional plant and equipment. Fortunately, corporations are far better prepared financially to make such investments when the time is right.
                                     2



   Several trends are imparting weaker influences on the economy.
While the consumer appears healthy, at least two groups are suffering currently. Many retirees and others, who had set aside nest eggs with the intention of living off the income from their investments, have suffered as interest rates on conservative fixed income investments have declined sharply, thus reducing their disposable income. In addition, those consumers employed in the manufacturing sector in the U.S. are suffering from continued lay-offs, as jobs are shifted to lower cost regions of the world. The unemployment rate in June rose to a 9-year high of 6.4%. In many cases, these "lay-offs" are actually permanent job losses. To make matters worse, many of these workers tend to be reasonably well paid and skilled, whereas many of the new jobs being created are often lower paying positions in the service sector. The shifting of jobs to low-cost regions of the world has been occurring for several years, but seems to be spreading to more and more industries, as U.S. companies look for ways to reduce costs, or are forced by their competitors' actions to take such major steps. In the increasingly global economy, many companies that once had secure positions as low-cost domestic manufacturers now have no choice but to outsource overseas, once their competition begins to do so and becomes a more formidable competitor in the marketplace. Corporations facing such pressures will not be spurred into making significant investments in property, plant, and equipment merely by a reduction in borrowing costs due to the lowering of interest rates.

     We believe the economy will continue to rebound in the short run despite the continued existence of some longer-term negative trends. The combination of lowered interest rates, a stimulative tax cut, improved consumer sentiment, and some pent-up demand will cause the economy to move forward in the coming months. How strong and how sustained the recovery will be are important questions. We intend to monitor the progress of the economy closely. We believe that the stock market rally has anticipated much, if not most, of the potential improvement in the economy. The strong rally in the market has pushed stock valuations to historically high levels, with the Standard & Poor's 500 Index now selling at a multiple of 30 times its trailing 12 month earnings, and at about 20 times earnings forecasted for the next 12 months. A continued easy money policy in Washington, and a lack of attractive alternative investments, could cause the stock market to move higher as the economy shows signs of strength. However, should interest rates continue to react to signs of strength as they have very recently (yields on 10-year U.S. Treasury bonds have already increased from a 45-year low of 3.1% in mid-June to 4.0% as this letter is being written), stocks could begin to lose some of their attractiveness as other alternatives once again become appealing to investors.

     In the current economic environment, we feel very comfortable with the existing structure of the Greenspring Fund's portfolio. As far as stocks are concerned, we continue to survey the markets for companies that should do well in the anticipated economic environment. This may include companies that are benefiting from pockets of strength in the economy or an internal catalyst. It could also include companies whose management teams have shown that they understand how to compete and prosper in the current competitive global economy, and therefore have
                                   3






positioned themselves to benefit greatly during an economic recovery. While we believe that many stocks are priced at valuation levels that are expensive and already discount much of the economic strength that we envision, there are always inexpensive stocks to be found. Despite our conservative approach to equity investing, the equity portion of the portfolio contributed significantly to the strong performance of the Greenspring Fund so far this year.

     Our "Busted Converts" have also performed extremely well so far this year, providing steady consistent performance for the Greenspring Fund. Their hybrid (both fixed income and equity features) nature makes them attractive investments regardless of whether the economy continues to strengthen as we anticipate in the short run, or turns in a performance that is more lackluster than we anticipate. If the economy weakens, the bonds' fixed income features will continue to have a great deal of value, as long as we have conducted our analysis of the companies' balance sheet, cash flow, and refinancing capabilities correctly. If the capital markets remain very accommodative, many of our bonds may be redeemed early by the issuing companies, as has already happened with our successful investments in Adaptec Inc., Sepracor Inc., and Titan International convertibles, resulting in better annualized returns than originally anticipated. If the economy strengthens and stock prices continue to climb, the convertibility feature of the bonds may begin to have value once again, resulting in price appreciation for the bonds. One of the most attractive features of busted convertible bonds is that there are several different possible ways to make money in them. Importantly, at a minimum, they will provide very attractive short-term returns in the current low interest rate environment.

     The Greenspring Fund's investment objective has always been to achieve steady, consistent performance during an entire market cycle. The Fund's strong performance so far this year, and its solid performance during the last several years, a difficult period for many investors, proves the attractiveness and soundness of the value-oriented investment philosophy that the Greenspring Fund utilizes. While remaining conservative, we search for and invest in undervalued securities in less-traveled areas of the financial markets. We continue to strive to provide our shareholders with significant investment returns with below average volatility. We are eagerly searching for investment opportunities and look forward to reporting on the performance of the Greenspring Fund as the year progresses.

                                           Respectfully,


                                           /s/Charles vK. Carlson
                                           Charles vK. Carlson
                                           President



                                   4








                     GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                              JUNE 30, 2003
                               (UNAUDITED)

COMMON STOCKS (30.02%)

    Shares                                                       Value
    ------                                                       -----

              Banks - Regional (3.17%)

     6,100    Columbia Bancorp                                $   146,400
     5,700   *First Mariner Bancorp                                72,504
    10,000    Provident Bankshares Corporation                    254,100
    13,535    Southern Financial Bancorp, Inc.                    413,630
    14,476    SunTrust Banks, Inc.                                859,006
    33,900    Yardville National Bancorp                          661,050
                                                              -----------
                                                                2,406,690
                                                              -----------

              Construction Services (4.89%)

    43,000   *Emcor Group, Inc.                                 2,122,480
    89,800   *Insituform Technologies                           1,587,664
                                                              -----------
                                                                3,710,144
                                                              -----------

              Diversified Natural Gas (1.05%)

    42,000    NiSource, Inc.                                      798,000
                                                              -----------
                                                                  798,000
                                                              -----------

              Electrical Equipment (0.59%)

     8,700    Emerson Electric Co.                                444,570
                                                              -----------
                                                                  444,570
                                                              -----------

              Engineering Services (2.15%)

   152,500   *Michael Baker Corporation                         1,631,750
                                                              -----------
                                                                1,631,750
                                                              -----------

              Financial Services (0.75%)

    23,000    CIT Group, Inc.                                     566,950
                                                              -----------
                                                                  566,950
                                                              -----------

The accompanying notes are an integral part of these financial statements.
                                   5


                     GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                              JUNE 30, 2003
                               (UNAUDITED)

COMMON STOCKS (CON'T)

    Shares                                                       Value
    ------                                                       -----

              Healthcare (2.40%)

   266,000   *Nabi Biopharmaceuticals                         $ 1,824,760
                                                              -----------
                                                                1,824,760
                                                              -----------

              Insurance (2.61%)

    17,200    ALFA Corp.                                          218,612
    34,450    PartnerRe, Ltd.                                   1,760,739
                                                              -----------
                                                                1,979,351
                                                              -----------

              Manufacturing (3.68%)

   184,900   *Middleby Corporation                              2,588,600
    13,600    Tredegar Corporation                                203,864
                                                              -----------
                                                                2,792,464
                                                              -----------

              Multi-Industry (1.45%)

     5,400    Federal Signal Corporation                           94,878
    38,400   *Griffon Corporation                                 614,400
    10,000    Pentair, Inc.                                       390,600
                                                              -----------
                                                                1,099,878
                                                              -----------

              Oil and Gas Exploration/Production (0.89%)

     3,900    Burlington Resources, Inc.                          210,873
    11,140    EOG Resources, Inc.                                 466,098
                                                              -----------
                                                                  676,971
                                                              -----------

The accompanying notes are an integral part of these financial statements.
                                   6







                     GREENSPRING FUND, INCORPORATED
	                  PORTFOLIO OF INVESTMENTS
                              JUNE 30, 2003
                               (UNAUDITED)

COMMON STOCKS (CON'T)

    Shares                                                       Value
    ------                                                       -----

              Real Estate (0.47%)

    27,500    Urstadt Biddle Properties, Inc. Class A         $   353,650
     6,353  *!Nomas Corp. Nev.                                        635
                                                              -----------
                                                                  354,285
                                                              -----------

              Savings Institutions (1.63%)

    30,000    Washington Mutual, Inc.                           1,239,000
                                                              -----------
                                                                1,239,000
                                                              -----------

              Solid Waste Services (1.02%)

   108,500   *Waste Industries USA                                772,520
                                                              -----------
                                                                  772,520
                                                              -----------

              Transportation (0.47%)

    28,200   *SCS Transportation, Inc.                            356,166
                                                              -----------
                                                                  356,166
                                                              -----------

              Utilities - Electric (2.80%)

    49,500    PPL Corporation                                   2,128,500
                                                              -----------
                                                                2,128,500
                                                              -----------

              Total Common Stocks (Cost $16,358,255)           22,781,999
                                                              ===========

INVESTMENT IN REGISTERED INVESTMENT
   COMPANY (0.67%)

    57,400    John Hancock Bank & Thrift Opportunity Fund         507,416
                                                              -----------

              Total Investment in Registered Investment
               Company (Cost $412,008)                            507,416
                                                              ===========

The accompanying notes are an integral part of these financial statements.
                                   7

                     GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                              JUNE 30, 2003
                               (UNAUDITED)

PREFERRED STOCKS (2.39%)

   Principal
    Amount/
    Shares                                                       Value
    ------                                                       -----

              Convertible Preferred Stock (2.33%)

    45,400    Calpine Capital Trust III 5.00%                 $ 1,770,600
                                                              -----------
                                                                1,770,600
                                                              -----------

              Preferred Stock (0.06%)

       900    First Industrial Realty Trust 7.95% Pfd.             22,590
       800    Realty Income Corporation 9.375% Pfd.                21,088
                                                              -----------
                                                                   43,678
                                                              -----------

              Total Preferred Stocks  (Cost $1,444,871)         1,814,278
                                                              ===========

CONVERTIBLE BONDS (55.67%)

$4,625,000    Amdocs Limited, 2%, 6/1/08                        4,585,979
 2,950,000    Ameritrade Holdings Corp., 5.75%, 8/1/04          2,968,437
 3,566,000    Anixter International, Inc., 0%, 6/28/20          1,173,439
 3,560,000    ASM Lithography, 4.25%, 11/30/04                  3,535,525
 1,430,000    Avaya, Inc., 0%, 10/31/21                           730,194
 2,000,000    Calpine Corporation, 4%, 12/26/06                 1,815,000
   740,000    Ciena Corporation, 3.75%, 2/1/08                    617,900
 3,585,000    Corning Incorporated, 0%, 11/8/15                 2,670,825
 2,400,000    CuraGen Corporation, 6%, 2/2/07                   1,932,000
 4,585,000    Hyperion Solutions Corp., 4.5%, 3/15/05           4,596,462
 3,290,000    LSI Logic Corporation, 4.25%, 3/15/04             3,314,675
 2,067,000    ONI Systems, 5%, 10/15/05                         1,994,655
 2,250,000    Quanta Services, 4%, 7/1/07                       1,846,406
 1,500,000    Quantum Corp., 7%, 8/1/04                         1,511,250
 4,280,000    Sepracor, Inc., 7%, 12/15/05                      4,413,262
 5,416,000    Shaw Group, 0%, 5/1/21                            3,500,090
 1,785,000    Vishay Intertechnology, 0%, 6/4/21                1,041,994
                                                              -----------

              Total Convertible Bonds (Cost $38,308,044)       42,248,093
                                                              ===========

The accompanying notes are an integral part of these financial statements.
                                   8





                     GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                             JUNE 30, 2003
                              (UNAUDITED)

SHORT-TERM INVESTMENTS (10.94%)

   Principal
    Amount/
    Shares                                                       Value
    ------                                                       -----

              Commercial Paper (8.56%)

 3,500,000    General Electric Capital Corp., 0.97%, 7/1/03   $ 3,500,000
 3,000,000    General Motors Acceptance Corp., 1.02%, 7/3/03    3,000,000
                                                              -----------
                                                                6,500,000
                                                              -----------

              Other Short-Term Investments (2.38%)

 1,803,655    Temporary Investment Fund, Inc.                   1,803,655
                                                              -----------
                                                                1,803,655
                                                              -----------

              Total Short-Term Investments (Cost $8,303,655)    8,303,655
                                                              ===========

              Total Investments (99.69%) (Cost $64,826,833)    75,655,441

              Other Assets Less Liabilities (0.31%)               232,735
                                                              -----------

              Total Net Assets (100%)                         $75,888,176
                                                              ===========

* Non-income producing securities
! Illiquid, Board valued














The accompanying notes are an integral part of these financial statements.
                                   9





                    GREENSPRING FUND, INCORPORATED
                  STATEMENT OF ASSETS AND LIABILITIES
                             JUNE 30, 2003
                              (UNAUDITED)

ASSETS
 Investments, at market value (Cost $64,826,833)              $75,655,441
 Interest receivable                                              343,434
 Dividends receivable                                              26,993
 Receivable for Fund shares                                        16,588
 Other assets                                                       2,837
                                                              -----------
                                                               76,045,293
                                                              -----------

LIABILITIES
 Due to investment adviser                                         51,683
 Accrued expenses                                                  46,810
 Payable for securities purchased                                  43,621
 Payable for Fund shares                                           15,003
                                                              -----------
                                                                  157,117
                                                              -----------

NET ASSETS
 Capital stock, $.01 par value, authorized 60,000,000
 shares, outstanding, 4,256,751                               $75,888,176
                                                              ===========

NET ASSETS CONSIST OF:
 Capital stock at par value                                        42,567
 Paid in capital                                               70,818,445
 Undistributed net investment income                            1,266,525
 Accumulated net realized losses                               (7,067,969)
 Unrealized appreciation of investments                        10,828,608
                                                              -----------
                                                              $75,888,176
                                                              ===========

NET ASSET VALUE PER SHARE                                     $     17.83
                                                              ===========











The accompanying notes are an integral part of these financial statements.
                                  10







                     GREENSPRING FUND, INCORPORATED
                        STATEMENT OF OPERATIONS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2003
                              (UNAUDITED)

NET INVESTMENT INCOME

Income
 Interest                                                     $ 1,419,139
 Dividend                                                         176,033
                                                              -----------
  Total Income                                                  1,595,172
                                                              -----------

Expenses
 Investment advisory fees                                         242,375
 Professional fees                                                 31,541
 Administrative fees                                               27,926
 Transfer agent fees                                               27,415
 Registration fees                                                 19,725
 Miscellaneous fees                                                10,794
 Reports to shareholders                                            8,786
 Directors fees                                                     7,300
 Custody fees                                                       7,273
                                                              -----------
  Total Expenses                                                  383,135
                                                              -----------

  Net Investment Income                                         1,212,037
                                                              -----------

REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS

Net realized gain on investments                                  390,008
Net change in unrealized appreciation/depreciation of
 investments                                                    6,953,559
                                                              -----------
                                                                7,343,567
                                                              -----------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                      8,555,604
                                                              ===========




The accompanying notes are an integral part of these financial statements.
                                   11











                     GREENSPRING FUND, INCORPORATED
                   STATEMENTS OF CHANGES IN NET ASSETS
                              (UNAUDITED)

                                           Six Months
                                             Ended             Year Ended
                                            June 30,          December 31,
                                              2003                2002
                                              ----                ----

OPERATIONS:
 Net investment income                    $ 1,212,037         $ 2,731,556
 Net realized gain/loss from
  investments                                 390,008          (4,414,435)
 Net change in unrealized appreciation/
  depreciation of investments               6,953,559          (1,771,053)
                                          -----------         ------------
                                            8,555,604          (3,453,932)
                                          -----------         ------------

DISTRIBUTION TO SHAREHOLDERS:
 Net investment income                         -               (2,898,962)
 Net realized gain on investments              -                    -
                                          -----------         ------------
                                               -               (2,898,962)
                                          -----------         ------------

CAPITAL STOCK TRANSACTIONS:
 Sale of 1,481,262 and 581,596 shares      24,267,616          10,145,905
 Distributions reinvested of 0 and
  178,092 shares                               -                2,730,294
 Redemption of 489,455 and 352,507
    shares*                                (8,187,612)         (5,962,976)
                                          ------------        ------------
                                           16,080,004           6,913,223
                                          ------------        ------------

TOTAL INCREASE IN NET ASSETS               24,635,608             560,329

NET ASSETS AT BEGINNING OF PERIOD          51,252,568          50,692,239
                                          -----------         ------------

NET ASSETS AT END OF PERIOD               $75,888,176         $51,252,568
                                          ===========         ===========

*Net of redemption fees of $6,507 and $12,934 in 2003 and 2002, respectively.



The accompanying notes are an integral part of these financial statements.
                                   12










                      GREENSPRING FUND, INCORPORATED
                       NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2003
                              (UNAUDITED)

Note 1 - Significant Accounting Policies

Greenspring Fund, Incorporated (the "Fund") is a diversified open-end management investment company registered under the Investment
Company Act of 1940, as amended.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment transactions and related investment income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities that are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, and listed securities whose primary market is believed by Corbyn Investment Management (the "Adviser") to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Adviser deems appropriate.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be amortized on a straight line basis from the market value one day preceding the beginning of the amortization period.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.

                                   13













                     GREENSPRING FUND, INCORPORATED
	          NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                       JUNE 30, 2003
                              (UNAUDITED)

Note 1 - Significant Accounting Policies (Con't)

In determining fair value, the Adviser, as directed by the Board of Directors, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

Dividends and distributions to stockholders - The Fund records dividends and distributions to stockholders on the ex-dividend date.

Redemption fees - The Fund is intended for long-term investors. "Market-timers" who engage in frequent purchases and redemptions over a short period can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less. The fee is deducted from the seller's redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading.

The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account. If the holding period for shares purchased is 60 days or less, the fee will be charged. The redemption fee may be modified or discontinued at any time, in which case shareholders will be notified.

The fee does not apply to shares acquired through the reinvestment of dividends or distributions, or shares redeemed pursuant to a systematic withdrawal plan.

Risk of loss arising from indemnifactions - In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

                                  14










                     GREENSPRING FUND, INCORPORATED
	          NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                       JUNE 30, 2003
                              (UNAUDITED)

Note 2 - Dividends and Distributions

It is the Fund's policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

These dividends are either distributed to shareholders or reinvested by the Fund in additional shares of common stock, which are issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the business day previous to the payment date.

Note 3 - Purchases and Sales of Investments

For the six months ended June 30, 2003, purchases and sales of investments, other than short-term investments, aggregated $30,845,837 and $18,520,137, respectively.

Note 4 - Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets and distributions on a tax basis differ from those reflected in the accompanying financial statements.

For tax purposes, distributions from the Fund during the year ended December 31, 2002 were classified as follows:

Ordinary income                                               $ 2,898,962
Long-term capital gains                                                 0
Return of capital                                                       0
                                                              -----------
Total distributions                                           $ 2,898,962
                                                              -----------

Tax cost basis of securities:                                 $47,742,320
                                                              ===========
                                  15








                     GREENSPRING FUND, INCORPORATED
	          NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                       JUNE 30, 2003
                              (UNAUDITED)

Note 4 - Federal Income Taxes (Con't)

As of December 31, 2002, the Fund had capital loss carryforwards of $7,229,797 for federal income tax purposes which may be applied against future net taxable realized gains of each succeeding year until the earlier of their utilization.

                     Year              Amount
                     ----              ------
                     2007            $2,364,891
                     2010            $4,864,906

For tax purposes, the Fund has elected to treat net capital losses realized between November 1 and December 31, 2002 in the amount of $218,800 as occurring on the first day of the following tax year.

Note 5 - Transactions with Related Parties

Corbyn Investment Management serves as the Fund's investment adviser.
Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. At June 30, 2003, investment advisory fees payable amounted to $46,693.

Corbyn also serves as the Fund's administrator. As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters. As compensation, the Fund pays Corbyn a fee of $2,500 a month plus 0.04% of average daily net assets up to $250 million, 0.03% of average daily net assets between $250 million and $500 million and 0.025% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. At June 30, 2003, administrative fees payable amounted to $4,990.

As of June 30, 2003, investors for whom Corbyn Investment Management was investment adviser held 693,097 shares of the Fund's common stock.







                                  16









                        GREENSPRING FUND, INCORPORATED
                            FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                         For the
                                        Six Months
                                          Ended
                                         6/30/03    12/31/02   12/31/01  12/31/00  12/31/99  12/31/98
                                         -------    --------   --------  --------  --------  --------
Net Asset Value,
 Beginning of Period                      $15.70     $17.74     $16.98   $15.41    $16.10    $20.04
                                          ------     ------     ------   ------    ------    ------
Income From Investment Operations
Net Investment Income                       0.28       0.88       0.93     0.85      1.16      0.76
Net Realized and Unrealized
 Gain/(Loss) on Investments                 1.85      (1.98)      0.79     1.51     (0.73)    (3.91)
                                          ------     -------    ------   ------    -------   -------
Total From Investment Operations            2.13      (1.10)      1.72     2.36      0.43     (3.15)
                                          ------     -------    ------   ------    -------   -------
Less Distributions
Net Investment Income                     (  -  )     (0.94)     (0.96)   (0.79)    (1.12)    (0.75)
Net Realized Gain on Investments          (  -  )     ( -  )     ( -  )   (  - )    (  - )    (0.04)
                                          -------     -------    -------   ------    ------    ------
Total Distributions			      (  -  )     (0.94)     (0.96)   (0.79)    (1.12)    (0.79)
                                          -------     -------    -------   ------    ------    ------
Net Asset Value,
 End of Period                             $17.83     $15.70     $17.74    $16.98    $15.41    $16.10
                                           ======     =======    ======    ======    ======    ======
Total Return                               13.57%     (5.99%)    10.23%    15.64%     2.64%   (15.97%)
                                           ======     =======    ======    ======    ======   ========
Ratios/Supplemental Data
------------------------
Net Assets,
 End of Period (000's)                     $75,888    $51,253   $50,692   $46,717   $60,813   $113,884
                                           =======    =======   =======   =======   =======   ========
Ratio of Expenses to
 Average Net Assets                         1.18%*      1.19%     1.19%     1.24%     1.08%     1.01%
                                           =======     =======   =======   =======   =======   ========
Ratio of Net Investment
 Income to Average Net Assets               3.84%*      5.33%     5.04%     4.83%     6.10%     3.77%
                                           =======     =======   =======   =======   =======    =======
Portfolio Turnover                          32.64%      78.58%    89.41%   100.78%    91.27%    71.62%
                                           =======     =======   =======   =======   =======    =======
*Annualized



                                   17











































                     GREENSPRING FUND, INCORPORATED
                      PERFORMANCE SINCE INCEPTION


                            GREENSPRING FUND
               HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN


                                (GRAPH)

                       7/1/83              $10,000
                     12/31/83               11,223
                     12/31/84               12,692
                     12/31/85               15,238
                     12/31/86               17,668
                     12/31/87               19,304
                     12/31/88               22,389
                     12/31/89               24,762
                     12/31/90               23,149
                     12/31/91               27,626
                     12/31/92               32,190
                     12/31/93               36,906
                     12/31/94               37,952
                     12/31/95               45,082
                     12/31/96               55,291
                     12/31/97               68,532
                     12/31/98               57,585
                     12/31/99               59,108
                     12/31/00               68,354
                     12/31/01               75,345
                     12/31/02               70,835
                      6/30/03               80,445

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, three, five and ten year periods ended June 30, 2003 were 7.01%, 8.97%, 3.46% and 8.62%, respectively.
Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemptions of Fund shares.

                                   18














                      Greenspring Fund, Incorporated
                      2330 West Joppa Road, Suite 110
                           Lutherville, MD 21093
                              (410) 823-5353
                              (800) 366-3863
                          www.greenspringfund.com


                                DIRECTORS
                      Charles vK. Carlson, Chairman
                           William E. Carlson
                               David T. Fu
                             Sean T. Furlong
                           Michael J. Fusting
                           Michael T. Godack
                           Richard Hynson, Jr.
                           Michael P. O'Boyle

                                OFFICERS
                           Charles vK. Carlson
                   President and Chief Executive Officer

                            Michael T. Godack
              Sr. Vice President and Chief Compliance Officer

                            Michael J. Fusting
              Sr. Vice President and Chief Financial Officer

                          Elizabeth Agresta Swam
                          Secretary and Treasurer

                            INVESTMENT ADVISER
                    Corbyn Investment Management, Inc.
                      2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                              TRANSFER AGENT
                                 PFPC Inc.
                           400 Bellevue Parkway
                           Wilmington, DE 19809
                               (800)576-7498

                               ADMINISTRATOR
                    Corbyn Investment Management, Inc.
                      2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                                 CUSTODIAN
                             PFPC Trust Company
                             8800 Tinicum Blvd.
                           Third Floor, Suite 200
                           Philadelphia, PA 19153

                            INDEPENDENT AUDITORS
                         PricewaterhouseCoopers LLP
                             250 W. Pratt Street
                          Baltimore, MD 21201-2304

                               LEGAL COUNSEL
                         Kirkpatrick & Lockhart LLP
                       1800 Massachusetts Avenue, N.W.
                          Washington, DC 20036-1800